EXECUTION VERSION	Exhibit 10.57

INCREMENTAL TERM LOAN AMENDMENT dated as of December 14, 2015 (this “Amendment”), among COMPASS MINERALS INTERNATIONAL, INC. (the “US Borrower”), COMPASS MINERALS CANADA CORP. (f/k/a SIFTO CANADA CORP.) (the “Canadian Borrower”), COMPASS MINERALS UK LIMITED (f/k/a SALT UNION LIMITED) (the “UK Borrower” and, together with the US Borrower and the Canadian Borrower, the “Borrowers”), each other undersigned Credit Party, the INCREMENTAL LENDERS (as defined below) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) under the Credit Agreement referred to below, to the CREDIT AGREEMENT dated as of November 28, 2001, as Amended and Restated as of May 18, 2012 (as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”), among the Borrowers, the Lenders party thereto, the Administrative Agent and the other agents, arrangers and bookrunners party thereto.
A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrowers and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.
B. Pursuant to Section 2.23 of the Credit Agreement, the US Borrower has requested that the Persons set forth on Schedule I hereto (together with their permitted successors and assigns, the “Incremental Lenders”) provide Incremental Term Loans to the US Borrower under the Credit Agreement in an aggregate principal amount equal to $100,000,000, the proceeds of which will be used to pay a portion of the consideration for the acquisition of up to 47.5% of the outstanding Equity Interests of Produquímica Indústria e Comércio S.A. (the “Acquisition”), to pay fees and expenses related to the foregoing or otherwise for working capital and general corporate purposes.
C. The Incremental Lenders are willing to provide such Incremental Term Loans to the US Borrower on the Incremental Effective Date (as defined below) pursuant to the terms and subject to the conditions set forth herein.
D. With respect to such Incremental Term Loans, J.P. Morgan Securities LLC will act as sole lead arranger and sole bookrunner.
E. Substantially contemporaneously with this Amendment, the Borrowers and the Required Lenders have entered into a Second Amendment and Consent dated December 11, 2015 (the “Second Amendment and Consent”).

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Terms Generally. (a) The rules of construction set forth in Section 1.03 of the Credit Agreement shall apply mutatis mutandis to this Amendment. Capitalized terms used but not otherwise defined herein (including in the preliminary statements hereto) have the meanings assigned to them in the Credit Agreement.
(b) As used in this Amendment, the following terms have the meanings specified below:

“Relevant Transaction Parties” shall mean, collectively each Borrower and each other US Credit Party.
“Tranche E Term Commitment” shall mean, with respect to each Incremental Lender, the commitment of such Incremental Lender to make a Tranche E Term Loan hereunder on the Incremental Effective Date, expressed as an amount representing the maximum principal amount of the Tranche E Term Loans to be made by such Incremental Lender hereunder, as set forth on Schedule 1 hereto. The aggregate principal amount of the Tranche E Term Commitments of all Incremental Lenders as of the date of this Amendment is $100,000,000.
“Tranche E Term Loans” shall mean the loans made pursuant to Section 2 of this Amendment.
SECTION 2.    Commitment. Pursuant to the terms and subject to the conditions set forth herein, each Incremental Lender agrees, severally and not jointly, to make a Tranche E Term Loan to the US Borrower on the Incremental Effective Date in a principal amount not to exceed such Incremental Lender’s Tranche E Term Commitment. Unless previously terminated, the Tranche E Term Commitments shall automatically terminate at 5:00 p.m., New York City time, on the Incremental Effective Date. Amounts prepaid or repaid in respect of Tranche E Term Loans may not be reborrowed.
SECTION 3.    Amendments to the Credit Agreement. Effective as of the Incremental Effective Date, the Credit Agreement is hereby amended as follows:
(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:
“Tranche E Incremental Amendment” shall mean the Incremental Term Loan Amendment dated as of December 14, 2015, among the Borrowers, the other Credit Parties party thereto, the Additional Lenders party thereto and the Administrative Agent.
“Tranche E Term Loan Maturity Date” shall mean, with respect to the Tranche E Term Loans, May 18, 2017, or, if such date is not a Business Day, the next succeeding Business Day.
“Tranche E Term Loans” shall mean the loans made pursuant to the Tranche E Incremental Amendment.

(b)    The definition of the term “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following text immediately after the last sentence in the second paragraph of such definition:
“The Applicable Rate in respect of Tranche E Term Loans maintained as (i) Base Rate Loans shall be 0.75% and (ii) Eurodollar Loans shall be 1.75%.”
(c)    The definition of the term “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended by adding the text “the Tranche E Term Loan Maturity Date,” immediately after the text “the Tranche D Term Loan Maturity Date,” in such definition.
(d)    The definition of the term “Term Loan” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following text as the last sentence thereof:
“Unless the context clearly indicates otherwise, the term “Term Loan” shall include any Incremental Term Loan (including, for the avoidance of doubt, any Tranche E Term Loan).”
(e)    Section 2.11(c) of the Credit Agreement is hereby amended by adding the text “Tranche E Term Loans,” immediately after the text “Tranche D Term Loans,”.
(f)    Section 2.12 of the Credit Agreement is hereby amended by deleting the text of paragraph (b) of such Section in its entirety and inserting the following text in lieu thereof:
“(b) In addition to any other mandatory repayments pursuant to this Section 2.12, on each date set forth below, the US Borrower shall be required to repay (i) that principal amount of Tranche D Term Loans, to the extent then outstanding, as is set forth opposite each such date under the heading “Tranche D Term Loan Amount” and (ii) that principal amount of Tranche E Term Loans, to the extent then outstanding, as is set forth opposite each such date under the heading “Tranche E Term Loan Amount” (each repayment set out in this paragraph (b), as the same may be reduced as provided in Sections 2.11(d) and 2.12(f), a “Scheduled Repayment”):

Scheduled Repayment Date	Tranche D Term Loan Amount	Tranche E Term Loan Amount
June 30, 2012	$967,500.00	--
September 30, 2012	$967,500.00	--
December 31, 2012	$967,500.00	--
March 31, 2013	$967,500.00	--
June 30, 2013	$967,500.00	--
September 30, 2013	$967,500.00	--
December 31, 2013	$967,500.00	--
March 31, 2014	$967,500.00	--
June 30, 2014	$967,500.00	--
September 30, 2014	$967,500.00	--
December 31, 2014	$967,500.00	--
March 31, 2015	$967,500.00	--
June 30, 2015	$967,500.00	--
September 30, 2015	$967,500.00	--
December 31, 2015	$967,500.00	--
March 31, 2016	$967,500.00	$250,000.00
June 30, 2016	$967,500.00	$250,000.00
September 30, 2016	$967,500.00	$250,000.00
December 31, 2016	$967,500.00	$250,000.00
March 31, 2017	$967,500.00	$250,000.00
Tranche D Term Loan and Tranche E Term Loan Maturity Date	$367,650,000.00	$98,750,000.00”

SECTION 4.    Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Borrower represents and warrants to the Administrative Agent and to each of the Lenders (including the Incremental Lenders) that:
(a)    This Amendment has been duly authorized, executed and delivered by each Borrower and each other Credit Party and constitutes a legal, valid and binding obligation of such Person enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);
(b)    The representations and warranties set forth in the Credit Agreement and each other Credit Document are true and correct in all material respects on and as of the Incremental Effective Date with the same effect as though such representations and warranties had been made on and as of such date (it being understood and agreed that any representation or warranty that by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date); and

(c)    On the Incremental Effective Date and immediately after giving effect to this Amendment and the incurrence of the Tranche E Term Loans, there shall exist no Default or Event of Default.
SECTION 5.    Conditions to Effectiveness. This Amendment and the obligations of the Incremental Lenders to make the Tranche E Term Loans hereunder shall become effective on the first date (the “Incremental Effective Date”) on which each of the following conditions precedent is satisfied (or, to the extent permitted by the Credit Agreement, waived by each of the Incremental Lenders):
(a)    The Administrative Agent shall have received from each party hereto, either (A) a counterpart of this Amendment signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic (including Adobe pdf copy) transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.
(b)    The Administrative Agent shall have received from the US Borrower, at or prior to the time required by Section 2.03 of the Credit Agreement, a Borrowing Request with respect to the Borrowing of the Tranche E Term Loans that complies with the requirements of Section 2.03 of the Credit Agreement.
(c)    The Administrative Agent shall have received an opinion (addressed to the Administrative Agent and the Incremental Lenders and dated as of the Incremental Effective Date), in form and substance reasonably satisfactory to the Administrative Agent, from Latham & Watkins LLP, special counsel to the US Borrower and each other US Credit Party.
(d)    (i) The Administrative Agent shall have received from each Relevant Transaction Party a certificate, dated the Incremental Effective Date, signed by an Authorized Officer of such Credit Party (or, in the case of any Foreign Credit Party, an authorized signatory thereof as permitted under applicable law and the relevant charter documents of such Foreign Credit Party), and attested to by the secretary or any assistant secretary of such Relevant Transaction Party (or, in the case of any Foreign Credit Party, another authorized signatory thereof as permitted under applicable law and the relevant charter documents of such Foreign Credit Party), in substantially the form of Exhibit C of the Credit Agreement with the appropriate insertions, together with copies of the certificate or articles of incorporation, certificate of formation, operating agreements and by-laws (or equivalent organizational documents) of such Relevant Transaction Party and the resolutions of such Relevant Transaction Party referred to in such certificate and each of the foregoing shall be in form and substance reasonably satisfactory to the Administrative Agent and (ii) all Company and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received all information and copies of all certificates, documents and papers, including good standing certificates, bring-down certificates and any other records of Company proceedings and governmental approvals, if any, that the Administrative Agent reasonably may have requested in connection therewith, such documents and papers, where appropriate, to be certified by proper Company or governmental authorities.
(e)    The Administrative Agent shall have received all documentation and other information required by bank regulatory authorities under the applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act and requested at least five Business Days prior to the Incremental Effective Date by the Administrative Agent or any Incremental Lender.
(f)    The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Incremental Effective Date, including all Upfront Fees (as defined below in Section 7) and, to the extent invoiced one Business Day prior to the Incremental Effective Date, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document.
(g)    On the Incremental Effective Date, (i) after giving effect to the incurrence of the Tranche E Term Loans and the application of the proceeds therefrom, as of the last day of the most recently ended four fiscal quarters of the US Borrower, the Total Leverage Ratio on a Pro Forma Basis (as provided in Section 2.23(a) of the Credit Agreement) shall not exceed 4.50 to 1.00 and the Senior Secured Leverage Ratio on a Pro Forma Basis (as provided in Section 2.23(a) of the Credit Agreement) shall not exceed 2.50:1.00, (ii) the US Borrower shall be in compliance, on a Pro Forma Basis (as provided in Section 2.23(a) of the Credit Agreement) after giving effect to the incurrence of the Tranche E Term Loans and the application of the proceeds therefrom, with Section 7.09 and Section 7.10 of the Credit Agreement computed as if such Indebtedness had been outstanding during the most recently ended period of four consecutive fiscal quarters of the US Borrower, (iii) the incurrence of the Tranche E Term Loans shall have been duly authorized by the US Borrower, (iv) the representations and warranties made in Section 4 hereof shall be true and correct and (v) the Administrative Agent shall have received a certificate of an Authorized Officer of the US Borrower, dated as of the Incremental Effective Date, confirming compliance with the conditions set forth in clauses (i), (ii), (iii) and (iv) of this paragraph (g), together with all relevant calculations related thereto.
Notwithstanding the foregoing, the obligations of the Incremental Lenders to make Tranche E Term Loans shall not become effective unless each of the foregoing conditions is satisfied at or prior to 5:00 p.m., New York City time, on December 14, 2015 (and, in the event such conditions are not so satisfied, this Amendment shall terminate at such time).
SECTION 6.    Post-Closing Items. (a) No later than 90 days following the Incremental Effective Date, the US Borrower shall provide to the Administrative Agent a certificate of the chief financial officer of the US Borrower either (i) confirming that there have been no changes to the information provided pursuant to Sections 6.01(j)(i)

and 6.01(j)(ii) of the Credit Agreement since the most recent delivery pursuant to Section 6.01(j) of the Credit Agreement or (ii) setting out any such changes.
(b)    No later than 90 days after the Incremental Effective Date (or such later date as the Administrative Agent in its sole discretion may permit), the Borrowers shall cause the applicable Credit Party to deliver, with respect to each Mortgage encumbering a US Mortgaged Property, (i) an amendment or an amendment and restatement thereof (each, a “Mortgage Amendment”), in form and substance reasonably acceptable to the Administrative Agent, setting forth such changes as are reasonably necessary to reflect that the lien securing the Obligations under the Credit Agreement encumbers such US Mortgaged Property and to further grant, preserve, protect, confirm and perfect the lien and security interest thereby created and perfected, (ii) date down and modification endorsements to the mortgagee's title insurance policies reflecting the Mortgage Amendment in respect of each of the US Mortgaged Properties reflecting that there are no encumbrances affecting the US Mortgaged Properties except as permitted under the Credit Agreement and (iii) such further documents, instruments, acts or agreements as the Administrative Agent may reasonably request to affirm, secure, renew or perfect the liens of the Mortgages as amended; provided, that a Mortgage Amendment with respect to any particular US Mortgaged Property and the related documentation set forth in clauses (ii) and (iii) above shall not be required to the extent that local counsel reasonably acceptable to the Administrative Agent has confirmed in an e-mail that no Mortgage Amendment is required in order for the US Mortgaged Property to secure the Tranche E Term Commitments and extensions of credit thereunder. Nothing herein shall serve to amend or affect in any way the obligations of the Credit Parties pursuant to Section 6.11(b) of the Credit Agreement, as applicable.
SECTION 7.    Upfront Fees. In consideration of the agreements of the Incremental Lenders contained in this Amendment, the US Borrower agrees to pay to the Administrative Agent, in immediately available funds, for the account of each Incremental Lender, an upfront fee (collectively, the “Upfront Fees”) in an amount equal to 0.025% of the aggregate Tranche E Term Commitments of each such Lender. The Upfront Fees shall be payable on, and subject to the occurrence of, the Incremental Effective Date. Once paid, the Upfront Fees shall not be refundable under any circumstances.
SECTION 8.    Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Agents, the Borrowers or any other Credit Party under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers or any other Credit Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances. After the date this Amendment becomes effective, any reference to the

Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute an “Incremental Term Loan Amendment”, each Tranche E Term Loan shall constitute an “Incremental Term Loan” and each Tranche E Term Commitment shall constitute an “Incremental Term Loan Commitment”, in each case for all purposes of the Credit Agreement and the other Credit Documents.
SECTION 9.    Reaffirmation. (a) Each of the Borrowers and each other undersigned Credit Party (collectively, the “Reaffirming Parties”), (i) hereby consents to the Amendment, the Second Amendment and Consent, and the respective transactions contemplated thereby, (ii) hereby affirms and confirms its respective guarantees, pledges, grants of security interests and other commitments and obligations, as applicable, under each of the Security Documents and each of the other Credit Documents that is governed by the laws of the United States (collectively, the “Reaffirmed Documents”) to which it is a party and (iii) agrees that, notwithstanding the effectiveness of the Amendment, the Second Amendment and Consent, and the consummation of the respective transactions contemplated thereby, the Credit Documents to which it is a party and such guarantees, pledges, grants of security interests and other commitments and obligations thereunder, shall continue to be in full force and effect in accordance with the terms thereof. Each of the Reaffirming Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to ensure compliance by the US Borrower with Section 6.11 of the Credit Agreement (as amended hereby) and to satisfy the requirements set forth in Sections 3.09, 3.10, 3.11, 3.12 and 3.13 of the Credit Agreement (as amended hereby) and hereby reaffirms its obligations under each similar provision of each Reaffirmed Document to which it is a party.
(b) Each of the Reaffirming Parties party to each of the Reaffirmed Documents securing the Obligations of the Borrowers hereby confirms and agrees that (i) the Tranche E Term Loans constitute Obligations (or any word of like import) under such documents and (ii) the Term Loans, the Revolving Loans, the B/As, the Swingline Loans and the Letters of Credit have constituted and continue to constitute Obligations (or any word of like import) under such documents.

SECTION 10.    No Novation and Lender Acknowledgement. (a) This Amendment shall not extinguish the Loans outstanding under the Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Credit Agreement, which shall remain outstanding after the Incremental Effective Date in accordance with their terms. Notwithstanding any provision of this Amendment, the provisions of Sections 2.16, 2.17, 2.18 and 9.07 of the Credit Agreement as in effect immediately prior to the Incremental Effective Date will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Incremental Effective Date.
(b) Each of the Incremental Lenders acknowledges and agrees that the Borrower shall not have any obligation to obtain or maintain any rating with respect to the Tranche E Term Loans.

SECTION 11.    Applicable Law; Waiver of Jury Trial. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. Notwithstanding anything to the contrary contained herein, the provisions of Sections 10.07 and 10.15 of the Credit Agreement are incorporated by reference herein, mutatis mutandis.
SECTION 12.    Counterparts; Amendment. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrowers, the Administrative Agent, each Incremental Lender and any other party the consent of which would be required by the Credit Agreement.
SECTION 13.    Expenses. The US Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment.
SECTION 14.    Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
SECTION 15.    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

COMPASS MINERALS INTERNATIONAL, INC., as US Borrower,
by	/s/ James D. Standen
Name: James D. Standen
Title: Treasurer

COMPASS MINERALS CANADA CORP. (f/k/a SIFTO CANADA CORP.), as Canadian Borrower,
by	/s/ James D. Standen
Name: James D. Standen
Title: Treasurer

COMPASS MINERALS UK LIMITED (f/k/a SALT UNION LIMITED), as UK Borrower,
by	/s/ Caroline McAlindon
Name: Caroline McAlindon
Title: Director

GREAT SALT LAKE HOLDINGS, LLC,
by	/s/ James D. Standen
Name: James D. Standen
Title: Treasurer

COMPASS MINERALS OGDEN INC. (f/k/a GREAT SALT LAKE MINERALS CORPORATION),
by	/s/ James D. Standen
Name: James D. Standen
Title: Treasurer

COMPASS MINERALS LOUISIANA INC. (f/k/a CAREY SALT COMPANY),
by	/s/ James D. Standen
Name: James D. Standen
Title: Treasurer

DOVE CREEK GRAZING, LLC,
by	/s/ Keith Espelien
Name: Keith Espelien
Title: Manager

GSL CORPORATION,
by	/s/ James D. Standen
Name: James D. Standen
Title: Treasurer & Assistant Secretary

NAMSCO INC.,
by	/s/ James D. Standen
Name: James D. Standen
Title: Treasurer & Assistant Secretary

COMPASS MINERALS AMERICA INC. (f/k/a NORTH AMERICAN SALT COMPANY),
by	/s/ James D. Standen
Name: James D. Standen
Title: Treasurer

CLYMAN BAY RESOURCES, INC.,
by	/s/ James D. Standen
Name: James D. Standen
Title: Treasurer & Assistant Secretary

COMPASS MINERALS USA INC.,
by	/s/ James D. Standen
Name: James D. Standen
Title: Treasurer & Assistant Secretary

WOLF TRAX HOLDINGS INC.,
by	/s/ James D. Standen
Name: James D. Standen
Title: Treasurer & Assistant Secretary

WOLF TRAX USA INC.,
by	/s/ James D. Standen
Name: James D. Standen
Title: Treasurer & Assistant Secretary

JPMORGAN CHASE BANK, N.A., individually as an Incremental Lender and as the Administrative Agent,
by	/s/ Peter S. Predun
Name: Peter S. Predun
Title: Executive Director

BANK OF AMERICA, N.A., as an Incremental Lender,
by	/s/ Dianne M. Smith
Name: Dianne M. Smith
Title: Senior Vice President

THE BANK OF NOVA SCOTIA, as an Incremental Lender,
by	/s/ Paula J. Czach
Name: Paula J. Czach
Title: Managing Director

WELLS FARGO BANK, NA, as an Incremental Lender,
by	/s/ Damon Bodenhamer
Name: Damon Bodenhamer
Title: Vice President

SCHEDULE I

Incremental Lenders

Name	Tranche E Term Commitment
JPMorgan Chase Bank, N.A.	$25,000,000
Bank of America, N.A.	$25,000,000
The Bank of Nova Scotia	$25,000,000
Wells Fargo Bank, N.A.	$25,000,000
Total	$100,000,000